February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY BIOTECHNOLOGY FUND
Dated September 30, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Biotechnology Fund (the ‘‘Fund’’) approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund’s shareholders (the ‘‘Liquidation’’). Any contingent deferred sales charge that would be applicable to a shareholder of the Fund’s Class B or Class C shares will be waived with respect to the Liquidation. Effective immediately, the Fund will no longer offer its shares. The Liquidation is expected to occur on or about April 7, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

39934SPT-02